UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2021

UNITED AIRLINES HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

233 S. Wacker Drive,	Chicago,	IL	60606
(Address of principal executive offices)			(Zip Code)
(872) 825-4000
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines Holdings, Inc.	Preferred Stock Purchase Rights	None	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Pursuant to Part III, Section 8.1 of the Amended and Restated Certificate of Incorporation of United Airlines Holdings, Inc. (the “Company”), the International Association of Machinists and Aerospace Workers (the “IAM”), the holder of the share of the Company’s Class IAM Junior Preferred Stock, par value $0.01 per share, has the right to elect one member to the Company’s Board of Directors (the “Board”) at each annual meeting of stockholders, remove such director with or without cause and fill any vacancies in such directorship. Sito Pantoja has occupied the IAM director position on the Board since March 2016, and the Company appreciated his service during that time.
As previously disclosed, on June 22, 2021, Mr. Pantoja tendered his resignation from the Board. The IAM notified the Company on July 2, 2021 that the IAM is designating Richard Johnsen to fill the vacancy resulting from Mr. Pantoja’s departure, effective July 6, 2021. At this time, the Board has not yet designated any committees of the Board upon which Mr. Johnsen will serve. As a director elected by a class of stock other than our common stock, Mr. Johnsen will not be entitled to receive any cash or equity compensation from the Company, but will be entitled to receive certain travel benefits related to service as a director. For a description of such travel benefits, see "2020 Director Compensation" in the Company's Proxy Statement for the 2021 Annual Meeting of Stockholders held on May 26, 2021 filed with the Securities and Exchange Commission on April 15, 2021. Other than pursuant to the rights of the IAM described above, Mr. Johnsen is not a party to any arrangement or understanding with any person pursuant to which he was appointed a director, nor is he a party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES HOLDINGS, INC.

By:	/s/ Robert S. Rivkin
Name:	Robert S. Rivkin
Title:	Senior Vice President and General Counsel

Date: July 9, 2021

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